EXHIBIT 10.3

When Recorded Return To:

Evergreen Clean Energy, LLC 3rd Floor, Vintage Building No. 3 4626 North 300 West Provo, Utah 84604 Telephone: 801-404-3943

Attention: Dean Rostrom and Mark Burdge

______________________________________________________________________________

DEED OF TRUST AND SECURITY AGREEMENT

FROM

RASER POWER SYSTEMS, LLC, a Delaware limited liability company

(as Trustor, Debtor and Grantor)

TO

[
___________________________________
[insert Trustee’s name]] for the benefit of

Evergreen Clean Energy, LLC, a Delaware limited liability company (Beneficiary, Secured Party and Grantee)

October 28, 2010 RECITALS

A. Grantor has executed that certain Letter Agreement and Grantor’s parent company has executed that certain Secured Promissory Note of even date herewith (the “Promissory Note”) pursuant to which the Beneficiary has agreed to extend a loan in the principal amount of up to $2,500,000 (the “Loan”) to Grantor’s parent company upon the terms and conditions set forth in the Promissory Note, and Grantor desires to enter into the terms and conditions of this Deed of Trust as security for the Promissory Note.

B. The Beneficiary desires to secure the payment and performance of the Obligations (as defined below).

ARTICLE I DEFINITIONS

Section 1.1 Definitions. In addition to the terms defined elsewhere in this Deed of Trust, the following terms shall have the meanings specified in this Section 1.1, unless the context clearly requires otherwise. The terms defined herein include the plural as well as the singular.

Deed of Trust shall mean this Deed of Trust and Security Agreement, as it may be amended or supplemented from time to time.

Event of Default shall have the meaning specified in Section 4.1.

Indebtedness shall mean any and all advances, debts, obligations and liabilities of the Grantor under or pursuant to the Promissory Note, and any amendments, renewals, replacements, substitutions and extensions thereof.

Lien shall mean any statutory or common law consensual or non-consensual mortgage, pledge, grant, security interest, lien, encumbrance or charge of any kind against property, including, without limitation, any conditional sale or other title retention transaction, any lease transaction in the nature of a security interest and any security interest under the Uniform Commercial Code.

Material Adverse Effect shall mean (a) a material adverse effect on the financial condition, results of operation, business, or property of Grantor, and its subsidiaries, considered in the aggregate, or (b) an adverse effect on the ability of Grantor to perform its obligations under this Deed of Trust.

Obligations shall mean all indebtedness, obligations and liabilities of the Grantor to the Trustee and Beneficiary under this Deed of Trust and the Promissory Note.

Permitted Encumbrances shall mean as to the property specifically described in Granting Clause I, the restrictions, exceptions, reservations, conditions, limitations, interests and other matters which are set forth or referred to in Appendix “B” hereto.

Rents and Profits shall mean all of the rents, revenue, income, profits, and proceeds derived and to be derived from the Trust Estate or any portion thereof, or arising from the use or enjoyment of any portion thereof, all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by damage to any part of the Trust Estate, together with any sums of money that may now or at any time hereafter be or become due and payable to the Grantor by virtue of any and all royalties, overriding royalties, present and future oil, gas, mineral and mining leases covering the Trust Estate or any portion thereof, and all proceeds and other amounts paid or owing to the Grantor under or pursuant to any and all contracts and bonds relating to the construction or renovation of the Trust Estate.

Taxes and Charges shall mean all real estate and personal property and use taxes, water, gas, sewer, electricity and other utility rates and charges, charges for any easement, license or agreement maintained for the benefit of the Trust Estate, and all other taxes, maintenance fees, charges and assessments and any interest, costs or penalties with respect thereto, of any kind and nature which at any time may be assessed, levied or imposed upon the Trust Estate, or the ownership, use, occupancy or enjoyment of them.

Trust Estate shall have the meaning specified in Section 2.1.

Uniform Commercial Code shall mean the Uniform Commercial Code of any state in which any of the Trust Estate is located.

ARTICLE II GRANTING CLAUSES

Section 2.1 Granting Clauses. In order to secure the Obligations, whether such Obligations are made pursuant to a commitment, made at the option of the Beneficiary, made after a reduction to zero or other balance or made otherwise, and to declare the terms and conditions upon which the Obligations are to be secured, the Grantor, in consideration of the premises, does hereby grant, bargain, sell, alienate, convey, assign, transfer, mortgage, hypothecate, pledge, set over and confirm unto the Trustee, in trust with power of sale and right of entry, for the benefit of the Beneficiary, all property, rights, privileges and franchises of the Grantor of every kind and description, real, personal or mixed, tangible or intangible, whether now owned or hereafter acquired by the Grantor wherever located, in and to the following described property (all of which is hereinafter called the “Trust Estate”):

I

All right, title and interest of the Grantor in and to all fee and leasehold estates in real property described in Appendix “A” hereto (“Land”), subject in each case to those matters, if any, set forth in such Appendix “B” hereto, together with all minerals and mineral rights, which are, have been, or may be used on or in connection with, or are appurtenant to, or located on or underlying, or in any way associated with, the Land, including, but not limited to, the rights listed on Appendix “A” hereto; and

II

All right, title and interest of the Grantor in and to all other estates and interests in real property now owned, or hereafter acquired, by the Grantor and located on or benefiting the Land, including, without limitation, all fixtures, easements, permits, licenses and rights of way comprising real property;

TOGETHER WITH all and singular the rights, privileges, tenements, hereditaments and appurtenances belonging or in anywise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and all Rents and Profits and other rents, income, revenues, profits, cash, proceeds, products and benefits at any time derived, received or had from any and all of the above-described property of the Grantor and all deposits or other accounts into which the same may be deposited.

TO HAVE AND TO HOLD all and singular the Trust Estate unto the Trustee and its substitutes, successors, and assigns for the uses and purposes set forth herein, in trust, forever, to secure the payment and performance of the Obligations, including, without limitation, the due performance of the covenants, agreements and provisions herein contained, and for the uses and purposes and upon the terms, conditions, provisos and agreements hereinafter expressed and declared.

ARTICLE III PARTICULAR REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE GRANTOR

The Grantor represents warrants and covenants with the Beneficiary as follows:

Section 3.1 Authority to Execute and Deliver this Deed of Trust; All Action Taken; Enforceable Obligations. The Grantor is authorized under its governing documents and all applicable laws and by corporate action to execute and deliver this Deed of Trust; and this Deed of Trust is, and any amendment, supplement or restatement of this Deed of Trust, when executed and delivered will be, the legal, valid and binding obligations of the Grantor which are enforceable in accordance with their respective terms, subject only to limitations on enforceability imposed by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general equitable principles.

Section 3.2 Authority to Convey Trust Estate; No Liens: Exception for Permitted Encumbrances; Grantor to Defend Title and Remove Liens. The Grantor has good and indefeasable title to all fee and leasehold estates in real property included in the Trust Estate, good and marketable title to all personal property included in the Trust Estate, and good right and lawful authority to mortgage and convey the Trust Estate for the purposes herein expressed. The Trust Estate is free and clear of any Lien affecting the title thereto, except Permitted Encumbrances. The Grantor will, so long as any of the Obligations shall remain unpaid, maintain and preserve the Lien of this Deed of Trust superior to all other Liens, other than Permitted Encumbrances, and will bind itself, its successors and assigns to forever warrant and defend the title to the Trust Estate against any and all claims and demands other than Permitted Encumbrances.

Section 3.3 No Encumbrances on Trust Estate. The Grantor will not create, incur, suffer or permit to exist any Lien on any of the Trust Estate, except for Permitted Encumbrances. Except for claims giving rise to Permitted Encumbrances, the Grantor will promptly pay or discharge any and all obligations for or on account of which any such Lien might exist.

Section 3.4 Payment of Taxes and Charges. Except to the extent the subject of a Good Faith Contest, the Grantor will duly pay and discharge, or cause to be paid and discharged, the Taxes and Charges before they are delinquent, and upon the Trustee’s request, the Grantor will furnish to the Trustee certificates showing that the Taxes and Charges have been paid when due, unless such Taxes and Charges shall be contested in good faith by appropriate actions or legal proceedings and the Grantor shall establish adequate reserves therefor.

Section 3.5 Sale or Transfer of Trust Estate. The Grantor shall not sell, lease or transfer all or any part of the Trust Estate to any person or entity unless and only to the extent permitted in the Promissory Note.

Section 3.6 Payment of Obligations. The Grantor will duly and punctually pay all amounts due under the Obligations, at the dates and places and in the manner provided in the Promissory Note, and all other sums becoming due hereunder.

Section 3.7 Preservation of Franchises and Compliance with Laws. The Grantor will take or cause to be taken all such action as may from time to time be necessary to obtain, preserve and renew all franchises, rights of way, easements, permits, and licenses now or hereafter granted or upon it conferred necessary to the operations of the Grantor on the Land, and will comply in all material respects with all laws, ordinances, regulations, and requirements applicable to it or the Trust Estate, except to the extent failure to so comply could not reasonably be expected to result in a Material Adverse Effect.

Section 3.08 Beneficiary’s Right to Expend Money to Protect Trust Estate. From time to time,

the Beneficiary may, in its sole discretion, but shall not be obligated to, advance funds on behalf of the Grantor, in order to ensure compliance with any covenant or agreement of the Grantor made in or pursuant to this Deed of Trust, to preserve or protect any right or interest of the Beneficiary in the Trust Estate or under or pursuant to this Deed of Trust, including, without limitation, the payment of any insurance premiums or taxes and the satisfaction or discharge of any judgment or any Lien upon the Trust Estate other than Permitted Encumbrances; provided, however, that the making of any such advance by the Beneficiary shall not constitute a waiver by the Beneficiary of any Event of Default with respect to which such advance is made nor excuse the Grantor from any performance required hereunder. The Grantor shall pay to the Beneficiary upon demand all such advances made by the Beneficiary with interest thereon at a rate equal at all times to the Default Interest Rate. All such advances and accrued interest shall be secured by this Deed of Trust.

Section 3.09 Further Assurances. Upon the request of the Beneficiary, the Grantor shall promptly do all acts and things, including the execution, acknowledgment and delivery of such financing statements, instruments and documents as the Beneficiary may reasonably request, to enable the Beneficiary to perfect and maintain the Lien of this Deed of Trust and/or the Beneficiary’s rights and remedies hereunder. The Grantor shall notify the Beneficiary promptly of (i) any change in its name and (ii) any change in its principal place of business or its chief executive office. In the event the Grantor fails to take any action required under this Section, .the Beneficiary may take any such action and make, execute and record any such financing statements, instruments and documents for and in the name of the Grantor, and the Grantor hereby irrevocably appoints the Beneficiary as its attorney-in-fact to take such actions, which appointment is coupled with an interest and irrevocable.

Section 3.10 Condemnation, Etc. The Grantor agrees to notify the Beneficiary immediately upon learning of the institution of any proceeding for the condemnation of all or any part of the Trust Estate. The Grantor agrees, at its expense, to file or defend its claim in that proceeding and to prosecute it with due diligence to a final disposition, and to cause any awards or settlements to be paid to the Beneficiary.

Section 3.11 Conflict with Deed of Trust Terms. This Deed of Trust shall, to the greatest extent possible, be construed as consistent with the provisions of the Promissory Note. In the event of an irreconcilable conflict between the provisions of this Deed of Trust and the Promissory Note, the provisions of this Deed of Trust shall control.

ARTICLE IV EVENTS OF DEFAULT AND REMEDIES OF THE BENEFICIARY

Section 4.1 Events of Default. Each of the following shall be an “Event of Default”:

(A) the default in the due observance or performance of any of the covenants, conditions or agreements on the part of the Grantor in this Deed of Trust, and such default shall continue for a period of fifteen (15) days after written notice specifying such default and requiring the same to be remedied shall have been given to the Grantor by the Beneficiary;

(B) any representation or warranty made by the Grantor herein, or in any certificate, instrument or document delivered hereunder, shall prove to be false or misleading in any material respect on or as of the date made; and

(C) an “Event of Default” shall have occurred and be continuing under the Promissory Note.

Section 4.2 Remedies of the Beneficiary. If one or more Events of Default shall occur and be continuing, the Beneficiary (personally or by attorney), in its discretion, may:

(A) take immediate possession of the Trust Estate, collect and receive all credits, outstanding accounts and bills receivable of the Grantor and the Rents and Profits, and all other rents, income, revenues, profits and proceeds pertaining to or arising from the Trust Estate, or any part thereof, whether then past due or accruing thereafter, and issue binding receipts therefor, and manage, control and operate the Trust Estate as fully as the Grantor might do if in possession thereof, including, without limitation, the making of all repairs or replacements reasonably deemed necessary or advisable;

(B) proceed to protect and enforce the rights of the Grantor and the rights of the Beneficiary by suits or actions in equity or at law in any court or courts of competent jurisdiction, whether for specific performance of any covenant or any agreement contained herein or in aid of the execution of any power herein granted or for the foreclosure hereof or hereunder or for the sale of the Trust Estate, or any part thereof, or to collect the Obligations or for the enforcement of such other or additional appropriate legal or equitable remedies as may be deemed necessary or advisable to protect and enforce the rights and remedies herein granted or conferred, and in the event of the institution of any such action or suit, the Beneficiary shall have the right to have appointed a receiver of the Trust Estate and of the Rents and Profits, and all other rents, income, revenues, profits and proceeds pertaining thereto or arising therefrom, whether then past due or accruing after the appointment of such receiver, derived, received or had from the time of the commencement of such suit or action, and such receiver shall have all the usual powers and duties of receivers in like and similar cases, to the fullest extent permitted by law, and if application shall be made for the appointment of a receiver, the Grantor hereby expressly consents that the court to which such application shall be made may make said appointment; and

(C) request the Trustee to proceed with foreclosure and, in such event, the Trustee is hereby authorized and empowered to sell or cause to be sold all and singular the Trust Estate or any part thereof, and all right, title, interest, claim and demand of the Grantor therein or thereto, as follows:

(1) Notice of sale of all or part of the Trust Estate by the Trustee shall be given as provided by applicable law. In addition, the Beneficiary shall, at least twenty-one (21) days preceding the date of sale, serve written notice of the proposed sale by certified mail on the Grantor and each debtor obligated to pay the Obligations secured hereby according to the Beneficiary’s records. Service of such notice shall be completed upon deposit of the notice, enclosed in a postpaid wrapper, properly addressed to such debtor at the most recent address as shown by the records of the Beneficiary, in a post office or official depository under the care and custody of the United States Postal Service. The affidavit of any person having knowledge of the facts to the effect that such service was completed shall be prima facie evidence of the fact of service. Any notice that is required or permitted to be given to the Grantor may be addressed to the Grantor at the Grantor’s address in Section 6.3 hereof. Any notice that is to be given by certified mail to any other debtor may, if no address for such other debtor is shown by the records of the Beneficiary, be addressed to such other debtor at the address of the Grantor as is shown by the records of the Beneficiary. The Trustee or his successor or substitute may appoint or delegate anyone or more persons as agent to perform any act or acts necessary or incident to any sale held by the Trustee, including the posting of notices and the conduct of sale, but in the name and on behalf of the Trustee, his successor or substitute. If the Trustee or his successor or substitute shall have given notice of sale hereunder, any successor or substitute Trustee thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute Trustee conducing the sale.

(2) All sales shall take place at such time and place designated by applicable law, after giving notice of the time, place and terms of said sale (including the earliest time at which such sale shall occur) and of the Trust Estate to be sold in the manner hereinafter described. To the extent permitted by applicable law, any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. The Trustee may sell all or any portion of the Trust Estate, together or in lots or parcels. In no event shall the Trustee be required to exhibit, present or display at any such sale any of the Trust Estate to be sold at such sale. The Beneficiary may bid and become the purchaser of all or any part of the Trust Estate at any trustee’s or foreclosure sale hereunder, and the amount of the Beneficiary’s successful bid may be credited to the Obligations. In the event any sale hereunder is not completed or is defective in the opinion of the Beneficiary, such sale shall not exhaust the power of sale hereunder and the Beneficiary shall have the right to cause a subsequent sale or sales to be made hereunder.

(3) If there is an Event of Default on account of the nonpayment of any portion of the Obligations, and the Beneficiary elects not to accelerate the unpaid balance of the Obligations, the Beneficiary shall have the option to proceed with foreclosure in satisfaction of such unpaid installment or other amount either through judicial proceedings or by directing the Trustee to proceed as if under a full foreclosure, conducting the sale as herein provided without declaring the entire Obligations due. It is agreed that such sale, if so made, shall not in any manner affect the unmatured part of the Obligations, but as to such unmatured part this Deed of Trust shall remain in full force and effect as though no sale had been made under the provisions of this Section. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Obligations.

(4) The Trustee shall deliver to the purchaser a Trustee’s deed and such other bills of sale, assignments and documents of transfer and sale as the Trustee may deem necessary conveying the Trust Estate so sold in fee simple with covenants of general warranty. The Grantor covenants and agrees to defend generally the purchaser’s title to the Trust Estate against all claims and demands, subject only to the Permitted Encumbrances. The Grantor hereby agrees, in its behalf and in behalf of the Grantor’s heirs, executors, administrators, personal representatives, successors and assigns, that any and all recitals made in any deed of conveyance, bill of sale or other assignments given by the Trustee with respect to the identity of the Beneficiary, the occurrence or existence of any default, the acceleration of the maturity of any of the Obligations, the request to sell, the notice of sale, the giving of notice to all debtors legally entitled thereto, the time, place, terms and manner of sale, and receipt, distribution and application of the money realized therefrom, or the due and proper appointment of a substitute Trustee, and, without being limited by the foregoing, with respect to any other act or thing having been duly done by the Beneficiary or by the Trustee hereunder, shall be taken by all courts of law and equity as prima facie evidence that the statements or recitals state facts and are without further question to be so accepted, and the Grantor hereby ratifies and confirms every act that the Trustee or any substitute Trustee hereunder may lawfully do in the premises by virtue hereof. The purchaser at any such sale may disaffirm any easement, restriction, preliminary plan, or subdivision plat granted or filed, or rental, lease or other contract made in violation of any provision of this Deed of Trust, and may take immediate possession of the Trust Estate free from, and despite the terms of, such easement, restriction, plan, or plat, or rental, lease or other contract.

(5) The Trustee shall apply the proceeds of the sale in the following order: (a) to all reasonable costs and expenses of the sale, including but not limited to, reasonable Trustee’s fees and attorney’s fees and costs of title evidence; (b) to all sums secured by this Deed of Trust in such order as the Beneficiary, in the Beneficiary’s sole discretion, directs; and (c) the excess, if any, to the person or persons legally entitled thereto.

(6) If the Trust Estate is sold pursuant to Section 4.2(C)(2) hereof, the Grantor or any person holding possession of the Trust Estate through the Grantor shall immediately surrender possession of the Trust Estate to the purchaser at such sale upon the purchaser’s written demand. If possession is not surrendered upon the purchaser’s written demand, the Grantor or such person shall be a tenant at sufferance and may be removed by writ of possession or by an action for forcible entry and detainer.

(7) The Beneficiary shall be entitled to collect all costs and expenses incurred in pursuing such remedies, including but not limited to, attorneys’ fees and costs of documentary evidence, abstracts, and title reports.

Section 4.3 Application of Proceeds from Remedial Actions. Any proceeds or funds arising from the exercise of any rights or the enforcement of any remedies herein provided after the payment or provision for the payment of any and all costs and expenses including without limitation charges for reasonable attorneys’ fees in connection with the exercise of such rights or the enforcement of such remedies shall be applied to the Obligations in such order and manner as the Beneficiary shall elect in its sole discretion subject to applicable law and so long as not inconsistent with the provisions of the Promissory Note, and the balance, if any, shall be paid to whomsoever else shall be entitled thereto. Any other provision herein notwithstanding, no credit shall be given upon the Obligations for any Rents and Profits, either before or after the Beneficiary obtains possession of the Trust Estate, unless and until the Rents and Profits are actually received by the Beneficiary and are actually used and applied by the Beneficiary for that purpose.

Section 4.4 Remedies Cumulative; No Election. Every right or remedy herein conferred upon or reserved to the Beneficiary or the Trustee shall be cumulative and shall be in addition to every other right and remedy given hereunder or now or hereafter existing at law, or in equity, or by statute. The pursuit of any right or remedy shall not be construed as an election.

Section 4.5 Waiver of Appraisement Rights. The Grantor, for itself and all who may claim through or under it, covenants that it will not at any time insist upon or plead, or in any manner whatever claim, or take the benefit or advantage of, any appraisement, valuation, stay, extension or redemption laws now or hereafter in force in any locality where any of the Trust Estate may be situated, in order to prevent, delay or hinder the enforcement or foreclosure of this Deed of Trust, or the absolute sale of the Trust Estate, or any part thereof, or the final and absolute putting into possession thereof, immediately after such sale, of the purchaser or purchasers thereat, and the Grantor, for itself and all who may claim through or under it, hereby waives the benefit of all such laws unless such waiver shall be forbidden by law.

Section 4.6 Exercise by Trustee. Notwithstanding anything herein to the contrary, the Trustee (i) shall not exercise, or waive the exercise of, any of its rights or remedies hereunder (other than its right to reimbursement) except upon the request of the Beneficiary, and (ii) shall exercise, or waive the exercise of, any or all of such rights or remedies upon the request of the Beneficiary and at the direction of the Beneficiary as to the manner of such exercise or waiver, provided that the Trustee shall have the right to decline to follow any such request or direction if the Trustee shall be advised by counsel that the action or proceeding, or manner thereof, so directed may not lawfully be taken or waived.

Section 4.7 Waiver of Marshalling. Notwithstanding the existence of any other security interests in the Trust Estate held by the Beneficiary or by any other party, the Beneficiary shall have the right to determine the order in which any or all portions of the Obligations are satisfied from the proceeds realized upon the exercise of the remedies provided in this Article IV. The Grantor, any party who consents to this Deed of Trust, and any party who now or hereafter acquires a security interest in the Trust Estate and who has actual or constructive notice of this Deed of Trust and the Beneficiary’s rights and interests under this Deed of Trust, hereby waive any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided by this Deed of Trust.

ARTICLE V POSSESSION UNTIL DEFAULT; SATISFACTION

Section 5.1 Possession Until Default. So long as no Event of Default shall have occurred and be continuing, the Grantor shall be permitted to retain actual possession of the Trust Estate, and to manage, operate and use the same and any part thereof, with the rights and franchises appertaining thereto, including, without limitation, to collect, receive, take, use and enjoy the Rents and Profits and all other rents, revenues, issues, earnings, income, products, profits and proceeds thereof or therefrom, subject to the provisions of this Deed of Trust.

Section 5.2 Satisfaction. If the Grantor shall well and truly pay or cause to be paid the Obligations at the times and in the manner provided in the Promissory Note, and shall also pay or cause to be paid all other sums payable by the Grantor hereunder, and shall keep and perform all covenants herein required to be kept and performed by it, then and in that case, the Trust Estate shall, upon the written request of the Grantor, be wholly released and cleared of the Lien of this Deed of Trust, and in such case, at the Grantor’s cost and expense, the Beneficiary and the Trustee shall execute and deliver to the Grantor such instruments of release, cancellation, satisfaction or reconveyance as shall be required by law in the circumstances, if any. Upon the repayment in full of all Obligations, the liens arising hereunder shall terminate and all rights to the Trust Estate shall revert to the Grantor. Upon any such termination of the liens arising hereunder, the Trustee will, at the expense of the Grantor, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence the termination and release of the lien of this Deed of Trust on the Trust Estate.

ARTICLE VI MISCELLANEOUS

Section 6.1 Deed of Trust to Bind and Benefit Successors and Assigns. Without in any way waiving the prohibitions of Section 3.5 hereof, all of the covenants, stipulations, promises, undertakings and agreements herein contained by or on behalf of the Grantor shall bind its successors and assigns, whether so specified or not, and all titles, rights and remedies hereby granted to or conferred upon the Trustee or the Beneficiary shall pass to and inure to the benefit of the successors and assigns of the Trustee or the Beneficiary, as the case may be. The Grantor hereby agrees to execute such consents, acknowledgments and other instruments as may reasonably be requested by the Trustee in connection with the transfer to a successor trustee of the rights or interests of the Trustee hereunder. Upon the indefeasible payment in full of all Obligations, the liens arising hereunder shall terminate and all rights to the Trust Estate shall revert to the Grantor. Upon any such termination of the liens arising hereunder, the Trustee will, at the expense of the Grantor, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence the termination and release of such liens on the Trust Estate.

Section 6.2 Headings. The descriptive headings of the various articles and sections of this Deed of Trust were formulated and inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

Section 6.3 Notices. All demands, notices, reports, approvals, designations or directions required or permitted to be given hereunder (i) shall be in writing and addressed as set forth below and shall be personally delivered or sent by facsimile transmission, nationally recognized overnight courier service, or United States Mail, certified and return receipt requested, and (ii) shall be deemed to have been given or made: (a) if delivered personally, immediately upon delivery, (b) if by facsimile transmission, immediately upon sending and upon confirmation of receipt, (c) if by nationally recognized overnight courier service with instructions to deliver the next business day, one business day after sending, and (d) if by United States Mail, certified mail, return receipt requested, five days after mailing:

As to the Grantor: Raser Power Systems, LLC 5152 N. Edgewood Dr., Suite 200 Provo, Utah 84604 Attention: General Counsel As to the Trustee:

As to the Beneficiary: Evergreen Clean Energy, LLC 3rd Floor, Vintage Building No. 3 4626 North 300 West Provo, Utah 84604 Telephone: 801-404-3943 Attention: Dean Rostrom and Mark Burdge

Any party may from time to time designate to each other party a new address to which demands, notices, reports, approvals, designations or directions may be addressed, and from and after any such designation, the address designated shall be deemed to be the address of such party in lieu of the address given above.

Section 6.4 Severability. The invalidity of anyone or more phrases, clauses, sentences, paragraphs or provisions of this Deed of Trust shall not affect the remaining portions hereof.

Section 6.5 Governing Law. The effect and meaning of this Deed of Trust, and the rights of all parties hereunder, shall be governed by, and construed according to, the laws of the State in which the Trust Estate is located, except to the extent governed by federal law.

Section 6.6 Indemnification by the Grantor of the Beneficiarv. THE GRANTOR AGREES TO INDEMNIFY AND SAVE HARMLESS THE BENEFICIARY AGAINST ANY LIABILITY OR DAMAGES WHICH THE BENEFICIARY MAY INCUR OR SUSTAIN IN THE EXERCISE AND PERFORMANCE OF ITS RIGHTFUL POWERS AND DUTIES HEREUNDER, INCLUDING ANY LIABILITY OR DAMAGES ARISING FROM THE GRANTOR’S FAILURE TO COMPLY WITH ANY ENVIRONMENTAL LAW OR THE LIKE APPLICABLE TO THE TRUST ESTATE OR ANY LIABILITY UNDER ANY LEASE, PROVIDED THAT THE GRANTOR SHALL HAVE NO OBLIGATION TO INDEMNIFY THE BENEFICIARY AGAINST ANY SUCH LIABILITY OR DAMAGES TO THE EXTENT THAT A COURT OF COMPETENT JURISDICTION RENDERS A FINAL NON-APPEALABLE DETERMINATION THAT THEY ARE SOLELY THE RESULT OF THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF THE BENEFICIARY. FOR SUCH INDEMNITY, THE BENEFICIARY SHALL BE SECURED UNDER THIS DEED OF TRUST IN THE SAME MANNER AS THE OBLIGATIONS. THE GRANTOR’S OBLIGATIONS UNDER THIS SECTION SHALL SURVIVE THE EXERCISE BY THE BENEFICIARY OF ITS RIGHTS AND REMEDIES HEREUNDER, ANY FORECLOSURE ON ALL OR ANY PART OF THE TRUST ESTATE AND THE RELEASE, CANCELLATION OR SATISFACTION OF THIS DEED OF TRUST.

Section 6.7 Trustee.

(A) Subject to applicable law, the Trustee may resign by an instrument in writing addressed to the Beneficiary, or the Trustee may be removed at any time with or without cause by an instrument in writing executed by the Beneficiary. In case of the death, resignation, removal or disqualification of the Trustee or if for any reason the Beneficiary shall deem it desirable to appoint a substitute or successor Trustee, then the Beneficiary shall have the right and is hereby authorized and empowered to appoint a successor Trustee, or a substitute Trustee, without other formality than appointment and designation in writing executed by the Beneficiary, and the authority hereby conferred shall extend to the appointment of other successor and substitute Trustees successively until the Obligations have been fully satisfied or until the Trust Estate is sold hereunder. Such appointment and designation by the Beneficiary shall be full evidence of the right and authority to make the same and all facts therein recited. If the Trustee is a corporation, a national banking association or a federally chartered instrumentality of the United States and its appointment as Trustee is executed in its behalf by an officer of such corporation or national banking association, or an authorized representative of such federally chartered instrumentality, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer. Upon the making of such appointment and designation, all of the estate and title of the Trustee in the Trust Estate shall vest in the named successor or substitute Trustee and it shall thereupon succeed to and shall hold, possess and execute all the rights, powers, privileges, immunities and duties herein conferred upon the Trustee; but nevertheless, upon the written request of the Beneficiary or of the successor or substitute Trustee, the Trustee ceasing to act shall execute and deliver an instrument transferring to such successor or substitute Trustee all of the estate and title in the Trust Estate of the Trustee ceasing to act, together with all the rights, powers, privileges, immunities and duties herein conferred upon the Trustee, and shall duly assign, transfer and deliver any of the properties and moneys held by said Trustee hereunder to said successor or substitute Trustee. All references herein shall be deemed to refer to the Trustee (including any successor or substitute appointed and designated as herein provided) from time to time acting hereunder. Except as otherwise required by applicable law, the Trustee shall not perform any act or omit to act hereunder unless, prior to such act or omission, the Beneficiary delivers to the Trustee direction to so act or omit to act. The Grantor hereby ratifies and confirms any and all acts which the Trustee herein named or its successor or successors, substitute or substitutes, in this trust, shall do lawfully by virtue hereof.

(B) The Trustee shall not be liable for any error of judgment or act done by the Trustee in good faith, or otherwise be responsible or accountable under any circumstances whatsoever, except for the Trustee’s gross negligence or willful misconduct. The Trustee shall have the right to rely upon any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by it hereunder, believed by it in good faith to be genuine. All moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law or by the Beneficiary), and the Trustee shall be under no liability for interest on any moneys received by it hereunder.

(C) THE GRANTOR HEREBY AGREES TO INDEMNIFY AND SAVE HARMLESS THE TRUSTEE FROM AND AGAINST ANY LIABILITY OR DAMAGES WHICH THE TRUSTEE MAY INCUR OR SUSTAIN IN THE EXERCISE AND PERFORMANCE OF ITS RIGHTS AND DUTIES HEREUNDER, UNLESS INCURRED OR SUSTAINED AS A RESULT OF THE TRUSTEE’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

[SIGNATURE PAGE FOLLOWS]

EXECUTED AND DELIVERED effective as of the date first written above.

TRUSTOR:

RASER POWER SYSTEMS, LLC, a Delaware limited liability company, as Trustor

By: /s/ Richard D. Clayton_______ Name: Richard D. Clayton Title: Manager

THE STATE OF	)
: ss.
COUNTY OF	)

This instrument was acknowledged before me on this ____ day of
_____________
, 2010, by

_________________
,
___________________
of RASER POWER SYSTEMS, LLC, a Delaware limited liability company, for and on behalf of said company.

_______________________________________
Notary Public

Exhibit A—Trust Estate

[Description of Alvord Prospect (formerly the Borax Lake Prospect)]

Exhibit B

That certain Subordination, Nondisturbance and Attornment Agreement dated as of June 29, 2010 by and between Raser Power Systems, LLC and Rabo Agrifinance, Inc.